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Oppenheimer Growth Fund
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6803 South Tucson Way, Centennial, Colorado 80112
1.800.525.7048

Statement of Additional Information dated October 25, 2004, revised February 2, 2005

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated
October 25, 2004.  It should be read together with the Prospectus.  You can obtain the
Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box
5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund

Additional Information About the Fund's Investment Policies and Risks.. 2

About Your Account

Financial Information About the Fund

                                             73
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 ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the
Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc. (the "Manager"), can select for the
Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all.

      |X| Cyclical Opportunities. The Fund might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the
Manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durable and technology sectors might benefit and offer long-term growth opportunities. Other cyclical industries include insurance, for example. The fund focuses on seeking growth over the long term, but could seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

      |X| Investments in Equity Securities. The Fund focuses its investments in equity securities of mid-cap issuers (having market capitalizations between $2 billion and $11.5 billion) and large-cap issuers (having market capitalizations greater than $11.5 billion).
At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Therefore the Fund may focus its equity investments in securities of large cap or mid cap issuers, or a combination of the two capitalization ranges, based upon the Manager's judgment of where are the best market opportunities to seek the Fund's objective. Current income is not a criterion used to select portfolio securities.

      The Fund can also invest in securities of small cap issuers (having market capitalizations of less than $1 billion). Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more. As noted below, the Fund limits such investments in unseasoned small cap issuers.

o     Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the credit rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.

      The value of a convertible security is a function of its "investment value" and its
"conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

            To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute,"
               providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X| Foreign Securities. The Fund can purchase equity securities issued or guaranteed by foreign companies or debt securities issued by foreign governments. "Foreign securities"
include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued by foreign governments and their agencies. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution.  Because a portion of the
Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the
Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by
U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%.
The Fund's portfolio turnover rate will fluctuate from year to year, although the Fund might have a portfolio turnover rate of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

      As a fundamental policy, the Fund cannot make an investment that will result in more than 15% of the Fund's total assets being invested in the securities of small, unseasoned companies. The Fund currently intends to invest no more than 5% of its net assets in those securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10%
of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940,
(the "Investment Company Act") are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the
Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the
Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the
Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund
wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The
Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated
in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the
Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities in the coming year, but if it does so, such loans will not likely exceed 5%
of the Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan.
Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S.
government or its agencies or instrumentalities, or other cash equivalents in which the
Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

|X|   Borrowing for Leverage. As a fundamental investment policy, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.  The Fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of the Fund's assets fails to meet that 300% asset coverage requirement under the Investment Company Act, the Fund will reduce its bank debt within three days to meet the requirement. To do so the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.
Currently, the Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

      |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional
Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

      Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the
Manager expected.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the
Fund's investment objective and are permissible under applicable regulations governing the
Fund.

o     Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock
("single stock futures"), (3) other broadly-based securities indices (these are referred to as "financial futures") and (4) foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures.
They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.
These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      A single stock future obligates the seller to deliver (and the purchaser to take)
cash or a specified equity security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the position.  Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions
(except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o     Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts")
and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, options on commodity indices, and options on the other types of futures described above.

            o Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation
("OCC"), as to
the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will identify additional liquid assets if the value of the identified assets drops below 100%
of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the
Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            o Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be identified to cover such put options.

      If the Fund writes a put, the put must be covered by identified liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.
The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put.
It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            o Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the
Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future)
permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the
Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to
an expected adverse change in the exchange rate. This is known as a "cross-hedging"
strategy. In those circumstances, the Fund covers the option by maintaining and identifying cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

o     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the
Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities might affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.
Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the
Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities.
However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.
To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging)
by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The
Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the
Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the
U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the
Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.
The Fund may convert foreign currency from time to time, and will incur costs in doing so.
Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission
(the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the
Fund's advisor). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the
Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code.
However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section
1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the
Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.
Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

      (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
      (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      |X| Investment in Other Investment Companies.  As a non-fundamental policy, the Fund generally cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.  To the extent that the Fund can invest in shares of other investment companies, those investments can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.
The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when the
Fund may not be able to buy those portfolio securities directly.  An investment in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the
Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder is an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration fees.  At the same time, the Fund would bear its own management fees and other expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Temporary Defensive Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The
Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:
o     high-quality (rated in the top two rating categories of nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
o     commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies),
o     short-term debt obligations of corporate issuers,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
o     repurchase agreements.

      These short-term debt securities would be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities. If securities of foreign companies are selected, the issuer must have assets of at least (U.S.) $1 billion.

Other Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the
Fund has adopted to govern its investments that can be changed only by the vote of a
"majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a
"majority" vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's principal investment policies are described in the
Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5%
         of its total assets would be invested in securities of that issuer or if it would then
         own more than 10% of that issuer's voting securities. That restriction applies to
         75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

o     The Fund cannot deviate from the percentage restrictions that apply to its investments in small, unseasoned companies, borrowing for leverage and loans of portfolio securities.

o     The Fund cannot make loans, except to the extent permitted under the Investment
         Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.1

o     The Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.2

o     The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     The Fund cannot invest in real estate.  However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.

o     The Fund cannot invest in commodities or commodity contracts other than the hedging instruments permitted by any of its other fundamental policies, whether or not such hedging instrument is considered to be a commodity or commodity contract.

o     The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior securities.  However, that policy does not prohibit certain investment activities that are permitted by the Fund's other policies, including, for example, borrowing money, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this
Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Maryland corporation in 1972 and reorganized as a Massachusetts business trust in October 1985.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and
Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y
shares.   Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of  Shareholders.  As a Massachusetts  business trust,  the Fund is not required to hold, and does not plan to hold,  regular  annual  meetings of  shareholders,  but may do so from to  time to time on  important  matters  or when  required  to do so by the  Investment
Company Act or other applicable law. |X|  Shareholders  have  the  right,  upon  a  vote  or
declaration  in writing of  two-thirds  of the  outstanding  shares of the Fund, to remove a
Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the
Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the
Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the
Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law.
The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, a
Governance Committee, and a Proxy Committee.  The Audit Committee is comprised solely of
Independent Trustees.  The members of the Audit Committee are Joel Motley (Chairman), Mary
Miller, Edward V. Regan and Kenneth A. Randall. The Audit Committee held 6 meetings during the Fund's fiscal year ended August 31, 2004. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit
Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert G. Galli (Chairman),
Joel Motley and Phillip A. Griffiths. The Regulatory & Oversight Committee held 6 meetings during the Fund's fiscal year ended August 31, 2004. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the
Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Phillip A. Griffiths (Chairman), Kenneth
A. Randall and Phillip Griffiths. The Governance Committee held 7 meeting during the Fund's fiscal year ended August 31, 2004. The Governance Committee reviews the Fund's contractual arrangements, including the Fund's Codes of Ethics, and develops qualification criteria for
Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell S. Reynolds
Jr. and John V. Murphy. The Proxy Committee held 1 meeting during the Fund's fiscal year ended August 31, 2004.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an
"Independent Trustee," as defined in the Investment Company Act.  Mr. Murphy is an
"Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years are listed in the chart below. The information for each Trustee also includes the dollar range of shares beneficially owned in the Fund and the aggregate dollar range of shares beneficially owned in all registered investment companies in the Oppenheimer fund family that are overseen by the Trustee ("Supervised Funds"). All of the Trustees except
Mr. Fink and Mr. Murphy are also trustees or directors of each of the following publicly offered Oppenheimer funds (referred to as "Board I Funds"). Mr. Murphy is a director of the funds indicated with an asterisk and Mr. Fink and Mr. Murphy are both trustees or directors of the funds indicated with two asterisks.

Oppenheimer AMT-Free Municipals            Oppenheimer Global Fund
Oppenheimer AMT-Free New York Municipals** Oppenheimer Global Opportunities Fund**

                                           Oppenheimer   Gold  &  Special  Minerals

Oppenheimer Balanced Fund                  Fund**
Oppenheimer California Municipal Fund**    Oppenheimer Growth Fund**
Oppenheimer Capital Appreciation Fund**    Oppenheimer International Growth Fund

                                           Oppenheimer  International Small Company
Oppenheimer Capital Preservation Fund      Fund

Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.**
Oppenheimer Discovery Fund**               Oppenheimer Multi-Sector Income Trust**
Oppenheimer Emerging Growth Fund*          Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund*    Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund                Oppenheimer U.S. Government Trust*
Oppenheimer Disciplined Allocation Fund**  Oppenheimer Value Fund**

      In addition to being a trustee or director of the Board I Funds, Mr. Galli is also a director or trustee of 10 other portfolios in the OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.

      Messrs. Gillespie, Miao, Murphy, Petersen, Poiesz, Vandehey, Vottiero, Wixted and
Zack, and Mses. Bloomberg, Ives and Lee respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of October 6, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.
In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr. Reynolds has
reported that he has a controlling interest in The Directorship Group, Inc. ("The
Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees of
$137,500 for the calendar year ended December 31, 2002. Mr. Reynolds reported that The
Directorship Search Group did not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year ended December 31, 2003, and does not expect to provide any such services in the calendar year ended December 31, 2004.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained)
determined that the consulting arrangements between The Directorship Search Group and
Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.
Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar Range
                                                                       of Shares
                                                                       Beneficially
                                                                       Owned in any
                   Years;                                   Range of   of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen by
Age                Currently Overseen by Trustee            the Fund   Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                            As of December 31, 2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.         Of Counsel (since June 1993) Hogan &     $10,001-$50,0Over
Yeutter, Chairman  Hartson (a law firm); a director (since               $100,000
of the Board of    2002) of Danielson Holding Corp.
Trustees since     Formerly a director of Weyerhaeuser
2003;              Corp. (1999-April 2004), Caterpillar,
Trustee since 1991 Inc. (1993-December 2002), ConAgra
Age: 73            Foods (1993-2001), Texas Instruments
                   (1993-2001) and FMC Corporation
                   (1993-2001). Oversees 25 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           None         Over
Trustee since 1993 Oppenheimer funds. Oversees 35                        $100,000
Age: 71            portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           None         Over
Griffiths,         Institute for Advanced Study,                         $100,000
Trustee since 1999 Princeton, N.J., a director (since
Age: 66            2001) of GSI Lumonics, a trustee (since
                   1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Matthew P. Fink,   Director (since October 1991) of ICI          $0          $0
Trustee since 2005 Education Foundation; President
Age: 64            (October 1991- October 2004) of the
                   Investment Company Institute; Director
                   (October 1991-Ocotber 2004) of ICI
                   Mutual Insurance Company. Oversees 11
                   portfolios in the OppenheimerFunds
                   complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Mary F. Miller,    Trustee (since October 1998) of the      None3        None3
Trustee since 2004 American Symphony Orchestra; Senior
Age: 62            Vice President and General Auditor
                   (July 1998-February 2003) American
                   Express Company. Oversees 25 portfolios
                   in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,    Director (since January 2002) Columbia   None         $10,001-$50,000
Trustee since 2002 Equity Financial Corp. (privately-held
Age: 52            financial adviser); Managing Director
                   (since January 2002) Carmona Motley,
                   Inc. (privately-held financial
                   adviser). Formerly a Managing Director
                   of Carmona Motley Hoffman Inc.
                   (privately-held financial adviser)
                   (January 1998-December 2001). Oversees
                   25 portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.         A director (since February 1972) of      None         Over
Randall, Trustee   Dominion Resources, Inc. (electric                    $100,000
since 1980         utility holding company); formerly a
Age: 77            director of Prime Retail, Inc. (real
                   estate investment trust) and Dominion
                   Energy, Inc. (electric power and oil &
                   gas producer), President and Chief
                   Executive Officer of The Conference
                   Board, Inc. (international economic and
                   business research) and a director of
                   Lumbermens Mutual Casualty Company,
                   American Motorists Insurance Company
                   and American Manufacturers Mutual
                   Insurance Company. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       $1-$10,000   $10,001-$50,000
Trustee since 1993 director of RBAsset (real estate
Age: 74            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 25 investment companies in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             None         $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1989 (corporate governance consulting and
Age: 72            executive recruiting); a Life Trustee
                   of International House (non-profit
                   educational organization); a former
                   trustee of The Historical Society of
                   the Town of Greenwich. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

      The address
of Mr. Murphy in
the chart below
is Two World
Financial Center,
225 Liberty
Street - 11th
Floor, New York,
New York
10281-1008. Mr.
Murphy serves for
an indefinite
term, until his
resignation,
death or removal.

    Interested
   Trustee and
     Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,             Principal Occupation(s) During Past 5       Dollar     Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                  Years;                                      Range of   Beneficially
Position(s) Held  Other Trusteeships/Directorships Held by    Shares     Owned in
with Fund,        Trustee;                                    Beneficiallany of the
Length of Service Number of Portfolios in Fund Complex        Owned in   Oppenheimer
Age               Currently Overseen by Trustee               the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,   Chairman, Chief Executive Officer and       None          Over
President and     director (since June 2001) and President                $100,000
Trustee,          (since September 2000) of the Manager;
Trustee since     President and a director or trustee of
2001              other Oppenheimer funds; President and a
Age: 55           director (since July 2001) of Oppenheimer
                  Acquisition Corp. (the Manager's parent
                  holding company) and of Oppenheimer
                  Partnership Holdings, Inc. (a holding
                  company subsidiary of the Manager); a
                  director (since November 2001) of
                  OppenheimerFunds Distributor, Inc. (a
                  subsidiary of the Manager); Chairman and a
                  director (since July 2001) of Shareholder
                  Services, Inc. and of Shareholder
                  Financial Services, Inc. (transfer agent
                  subsidiaries of the Manager); President
                  and a director (since July 2001) of
                  OppenheimerFunds Legacy Program (a
                  charitable trust program established by
                  the Manager); a director of the following
                  investment advisory subsidiaries of the
                  Manager: OFI Institutional Asset
                  Management, Inc., Centennial Asset
                  Management Corporation, Trinity Investment
                  Management Corporation and Tremont Capital
                  Management, Inc. (since November 2001),
                  HarbourView Asset Management Corporation
                  and OFI Private Investments, Inc. (since
                  July 2001); President (since November 1,
                  2001) and a director (since July 2001) of
                  Oppenheimer Real Asset Management, Inc.;
                  Executive Vice President (since February
                  1997) of Massachusetts Mutual Life
                  Insurance Company (the Manager's parent
                  company); a director (since June 1995) of
                  DLB Acquisition Corporation (a holding
                  company that owns the shares of Babson
                  Capital Management LLC); a member of the
                  Investment Company Institute's Board of
                  Governors (elected to serve from October
                  3, 2003 through September 30, 2006).
                  Formerly, Chief Operating Officer
                  (September 2000-June 2001) of the Manager;
                  President and trustee (November
                  1999-November 2001) of MML Series
                  Investment Fund and MassMutual
                  Institutional Funds (open-end investment
                  companies); a director (September
                  1999-August 2000) of C.M. Life Insurance
                  Company; President, Chief Executive
                  Officer and director (September
                  1999-August 2000) of MML Bay State Life
                  Insurance Company; a director (June
                  1989-June 1998) of Emerald Isle Bancorp
                  and Hibernia Savings Bank (a wholly-owned
                  subsidiary of Emerald Isle Bancorp).
                  Oversees 73 portfolios as Trustee/Director
                  and 10 portfolios as Officer in the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs. Gillespie,
Miao, Poiesz, and Zack and Mses. Bloomberg and Lee, Two World Financial Center, 225 Liberty
Street - 11th Floor, New York, NY 10281-1008, for Messrs. Vandehey, Vottiero Petersen and
Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
David Poiesz,           Senior Vice President of the Manager since June 2004; an
Vice President and      officer of 2 portfolios in the OppenheimerFunds complex;
Portfolio Manager       formerly a senior portfolio manager at Merrill Lynch.
since 2004              (October 2002-May 2004); founding partner of RiverRock, a
Age: 46                 hedge fund product; (April 1999-July 2001); portfolio
                        manager at Jennison Associates (November 1992-March 1999).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  53                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer of HarbourView Asset Management
Age: 45                 Corporation, Shareholder Financial Services, Inc.,
                        Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), of OFI Private
                        Investments, Inc. (since March 2000), of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc (since May
                        2000), of OFI Institutional Asset Management, Inc. (since
                        November 2000), and of OppenheimerFunds Legacy Program (a
                        Colorado non-profit corporation) (since June 2003);
                        Treasurer and Chief Financial Officer (since May 2000) of
                        OFI Trust Company (a trust company subsidiary of the
                        Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. Formerly Assistant Treasurer
                        of Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003); Principal and Chief Operating
                        Officer (March 1995-March 1999) at Bankers Trust
                        Company-Mutual Fund Services Division. An officer of 83
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant Treasurer     2002. Formerly Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002) prior to which he was Chief
Age:  41                Financial Officer at Sovlink Corporation (April 1996-June
                        1999). An officer of 84 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since February 2002) of the Manager; General
Age: 56                 Counsel and a director (since November 2001) of the
                        Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and a director
                        (since November 2001) of Oppenheimer Partnership Holdings,
                        Inc.; a director (since November 2001) of Oppenheimer Real
                        Asset Management, Inc.; Senior Vice President, General
                        Counsel and a director (since November 2001) of Shareholder
                        Financial Services, Inc., Shareholder Services, Inc., OFI
                        Private Investments, Inc. and OFI Trust Company; Vice
                        President (since November 2001) of OppenheimerFunds Legacy
                        Program; Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management, Inc.;
                        a director (since June 2003) of OppenheimerFunds (Asia)
                        Limited. Formerly Senior Vice President (May 1985-December
                        2003), Acting General Counsel (November 2001-February 2002)
                        and Associate General Counsel (May 1981-October 2001) of
                        the Manager; Assistant Secretary of Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001); and
                        OppenheimerFunds International Ltd. (October 1997-November
                        2001). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 39                 October 2003) of the Distributor; Assistant Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary (since
                        1999) of Shareholder Services, Inc.; Assistant Secretary
                        (since December 2001) of OppenheimerFunds Legacy Program
                        and of Shareholder Financial Services, Inc.. Formerly an
                        Assistant Counsel (August 1994-October 2003) and Assistant
                        Vice President of the Manager (August 1997-June 1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services Inc. (formerly,
Age:  36                PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher
                        & Flom, LLP (September 1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager since September 2004. Formerly Mr. Gillespie held
since 2004              the following positions at Merrill Lynch Investment
Age:  40                Management: First Vice President (2001-September 2004);
                        Director (from 2000) and Vice President (1998-2000). An
                        officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant Vice President and Assistant Counsel of the
Assistant Secretary     Manager since June 2004. Formerly an Associate with Sidley
since 2004              Austin Brown & Wood LLP (September 1999 - May 2004). An
Age:  31                officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration  of  Trustees.  The officers of the Fund and one of the Trustees of the Fund (Mr.  Murphy) who are affiliated with the Manager receive no salary or fee from the
Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below from the
Fund with respect to the Fund's  fiscal year ended August 31, 2004.  The  compensation  from all 25 of the  Board I Funds  (including  the Fund)  represents  compensation  received  for serving as a director or trustee and member of a committee (if  applicable) of the boards of those funds during the calendar year ended December 31, 2003.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1      Expenses     Retirement2   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter         $8,4253         $8,360        $61,306        $152,079
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli             $6,272         $5,952        $80,9234      $213,5365
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Governance Committee
Chairman  and              $6,2436         $2,498        $23,309        $74,500
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and               $6,5617          $710         $14,530        $68,900
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randell
Audit Committee Member
and Governance              $5,683           $0          $79,622        $93,989
Committee Memeber
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan             $5,625         $6,614        $59,353        $98,983
Proxy Committee
Chairman and Audit
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,        $4,942         $5,839        $60,720        $77,002
Jr.
Proxy Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                $3,107         $2,309        $20,6678       $64,080
Vice Chairman of the
Board
------------------------------------------------------------------------------------
Messrs.  Levy and  Lipstein  and Ms.  Moynihan  retired as  Trustees  from Board I effective
January 1, 2003, March 31, 2003 and July 31, 2003,  respectively.  For the Fiscal year ended
August 31, 2004, Ms. Moynihan  received $594 aggregate  compensation  from the Fund. For the calendar year ended December 31, 2003,  Messrs.  Levy and Lipstein and Ms. Moynihan received
$43,425,  $75,076,  and  $88,229,  respectively,  of  total  compensation  from  all  of the
Oppenheimer funds for which they served as trustees.
1.    Aggregate Compensation from Fund includes fees and deferred compensation,  if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits  to be Paid  Upon  Retirement  is  based  on a straight  life payment plan election  with the  assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of  service)  to receive  retirement  plan benefits as described below under "Retirement Plan for Trustees."
3.    Includes  $2,106  deferred  by  Mr.  Yeutter  under  the  Deferred  Compensation  Plan described below.
4.    Includes  $36,990  estimated  to be paid to Mr.  Galli for  serving  as a  trustee  or director of 10 other Oppenheimer funds that are not Board I Funds.
5.    Includes  $96,000  paid to Mr.  Galli for  serving as trustee or  director of 10 other
   Oppenheimer funds that are not Board I Funds.
6.    Includes  $6,243  deferred  by Mr.  Griffiths  under the  Deferred  Compensation  Plan described below.
7.    Includes $2,624 deferred by Mr. Motley under the Deferred  Compensation Plan described below.
8.    The  amount for Mr.  Spiro is based on the  assumption  that he will  retire at age 82 when he becomes eligible to receive retirement plan benefits (after 7 years of service).

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

      Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred
Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X|   Major Shareholders. As of October 6, 2004, there were no persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding Class A, Class B and Class C shares and the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class N shares and Class Y shares were:

Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn Fund
Admn, 4800 Deer Lake Dr E Fl 3, Jacksonville, Fl 32246-6484, which owned 35,980.728 Class N shares (6.72% of the outstanding Class N shares).

Mass Mutual Life Insurance Co, Separate Investment Acct, Attn: N225, 1295 State Street,
Springfield, MA 01111-0001, which owned 2,317,164.406 Class Y shares (91.98% of the outstanding Class Y shares).

IBT & Co, Cust Oppenheimerfunds Cap Accum Plan, Attn: MML037, 200 Clarendon Street, Fl 16,
Boston, MA 02116-5021, who owned 152,872.818 Class Y shares (6.06% of the outstanding Class
Y shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics.  The Fund, the Manager and the Distributor have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the
SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request
-----------
at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public
                                 -------------------
Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies")
held by the Fund.  The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders.  The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the
Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.  The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate managers of administers the assets of a pension plan of the company soliciting the proxy.  The
Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the
          Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form
N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.525-7048 and (ii) on the SEC's website at www.sec.gov.
                                                -----------

|X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund.  The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.  The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.  The management fees paid by the Fund to the Manager during its last three fiscal years were:

 ------------------------------------------------------------------------------
   Fiscal Year ended 8/31:     Management Fees Paid to OppenheimerFunds, Inc.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2002                               $12,880,111
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2003                                $9,902,838
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2004                               $10,409,779
 ------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of
Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the
Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.
These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the
               Fund.  These included services provided by the Distributor and the Transfer
               Agent, and brokerage and soft dollar arrangements permissible under Section
               28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the
Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.  Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.
However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

      Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the
Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market.  Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the
Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager.  That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
   Fiscal Year Ended 8/31:      Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2002                                $2,307,9972
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2003                                $2,981,0353
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2004                                $3,708,2314
-------------------------------------------------------------------------------
1. Amounts do not include  spreads or commissions on principal  transactions  on a net trade basis.
2. In the fiscal  year ended  8/31/02,  the amount of  transactions  directed to brokers for research  services  was  $1,064,536,313  and  the  amount  of  the  commissions  paid  to broker-dealers for those services was $1,430,277.
3. In the fiscal  year ended  8/31/03,  the amount of  transactions  directed to brokers for
   research   services  was   $599,470,953  and  the  amount  of  the  commissions  paid  to broker-dealers for those services was $968,321.
4. In the fiscal  year ended  8/31/04,  the amount of  transactions  directed to brokers for
   research   services  was   $826,321,705  and  the  amount  of  the  commissions  paid  to broker-dealers for those services was $1,043,138.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal years are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
8/31:     Class A Shares   Distributor1
-------------------------------------------
-------------------------------------------
  2002       $2,350,474       $668,545
-------------------------------------------
-------------------------------------------
  2003       $1,836,257       $504,366
-------------------------------------------
-------------------------------------------
  2004       $2,418,697       $670,536
-------------------------------------------
1.  Includes  amounts  retained by a  broker-dealer  that is an affiliate or a parent of the
Distributor.

-----------------------------------------------------------------------------
Fiscal   Concessions on   Concessions on   Concessions on   Concessions on
Year     Class A Shares   Class B Shares   Class C Shares   Class N Shares
Ended    Advanced by      Advanced by      Advanced by      Advanced by
8/31:    Distributor1     Distributor1     Distributor1     Distributor1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002       $204,213        $2,130,360        $174,319         $31,178
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003       $167,457        $1,509,600        $137,651         $52,686
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004       $129,922        $1,608,287        $170,361         $49,793
-----------------------------------------------------------------------------
1. The  Distributor  advances  concession  payments to dealers for certain  sales of Class A shares  and for sales of Class B and Class C shares  from its own  resources  at the time of sale.

-----------------------------------------------------------------------------
Fiscal   Class A          Class B          Class C          Class N
         Contingent       Contingent       Contingent       Contingent
Year     Deferred Sales   Deferred Sales   Deferred Sales   Deferred Sales
Ended    Charges          Charges          Charges          Charges
8/31     Retained by      Retained by      Retained by      Retained by
         Distributor      Distributor      Distributor      Distributor
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002       $457,833        $6,360,803        $457,702           N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003       $20,149          $916,315         $19,351          $17,676
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004       $14,124          $612,923         $31,656           $7,751
-----------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act.  Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees4, cast in person at a meeting called for the purpose of voting on that plan.

4 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees" in this Statement of Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the
Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings.  The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan.  An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the
Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made.  Those reports are subject to the review and approval of the
Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

Class A Service Plan Fees.  Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions
(they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the
Distributor has been listed as the broker-dealer of record. While the plan permits the
Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended August 31, 2004 payments under the Class A Plan totaled
$2,730,726, of which $58,499 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $144,022 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

o     Class B, Class C and Class N Distribution and Service Plan Fees.  Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased.
After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares. The Distributor does not receive or retain the service fee on Class B, Class C or Class N shares in accounts for which it is listed as the broker-dealer of record.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by
0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and Class N shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the
Distributor for its services rendered in distributing Class B, Class C and Class N shares.
The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class N shares, and
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B, Class C and Class
         N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or
Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 8/31/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's      Distributor's
                                            Aggregate          Unreimbursed
                                            Unreimbursed       Expenses as %
              Payments       Retained by    Expenses Under     of Net Assets
              Under Plan     Distributor    Plan               of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $2,543,854    $1,846,2531      $11,061,923          5.20%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan     $831,159      $155,8172        $2,331,100          3.09%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan     $59,833        $40,6043         $765,271           5.89%
--------------------------------------------------------------------------------
1. Includes $55,045 paid to an affiliate of the Distributor's parent company.
2. Includes $38,442 paid to an affiliate of the Distributor's parent company.
3. Includes $_1,162 paid to an affiliate of the Distributor's parent company.

      All  payments  under  the  Class  B,  Class C and  Class N plans  are  subject  to the limitations imposed by the Conduct Rules of the National  Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.
------------------------

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account.
         Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in
additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of
5.75% (as a percentage of the offering price) is deducted from the initial investment ("P")
(unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0%
in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to March 1,2001 (the inception date for Class N shares) are based on the Fund's Class
A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge for
Class Y shares.

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000
("P" in the formula below) held for a number of years ("n" in the formula) to achieve an
Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n - 1   Average Annual Total
                Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of
Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions).  The
"average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemptions)
  P

o     Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

o

      Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class
Y shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 8/31/04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Cumulative Total             Average Annual Total Returns
Class    Returns (10
of       years or Life of
Shares   Class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                1-Year              (or              (or
                                              life-of-class)   life-of-class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         After    Without  After    Without  After    Without  After   Without
         Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
         Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A   62.57%   72.48%   -8.51%   -2.93%   -7.58%   -6.48%   4.98%   5.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B  64.14%1  64.14%1   -8.66%   -3.85%   -7.57%   -7.24%  5.08%1  5.08%1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C  23.58%2  23.58%2   -4.75%   -3.79%   -7.22%   -7.22%  2.43%2  2.43%2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N  -29.51%3 -29.51%3  -4.25%   -3.28%  -9.51%3  -9.51%3    N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y  76.04%4   76.04%   -2.77%   -2.77%   -6.27%   -6.27%  5.82%4  -6.27%
-------------------------------------------------------------------------------
1. Inception of Class B:      8/17/93
2. Inception of Class C:      11/1/95
3. Inception of Class N:      3/01/01
4. Inception of Class Y:      6/1/94

------------------------------------------------------------------------------
       Average Annual Total Returns for Class A1 Shares (After Taxes)
                        For the Periods Ended 8/31/04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                1-Year           5-Year          10-Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
After       Taxes       on      -8.51%           -8.18%           3.05%
Distributions
------------------------------------------------------------------------------
------------------------------------------------------------------------------
After Taxes on                  -5.53%           -6.31%           3.52%
Distributions and
Redemption of Fund Shares
------------------------------------------------------------------------------
   1. Inception of Class A: 3/15/73.

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders.  You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information.  The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

o     Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o

      Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.
The Fund is rated among domestic stock funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5%
receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

o     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, information about the performance of certain securities or commodities markets or segments of those markets,
o     information  about  the  performance  of the  economies  of  particular  countries  or regions,
o     the  earnings of companies  included in segments of  particular  industries,  sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information  relating to the gross  national or gross  domestic  product of the United
      States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance,  risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described
    ---
below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the
Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in
ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      ?  Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of
            Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account
(including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals              Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals     Oppenheimer Main Street Fund
                                             Oppenheimer  Main  Street   Opportunity
Oppenheimer Balanced Fund                    Fund
Oppenheimer Bond Fund                        Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund        Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund        Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund              Oppenheimer Pennsylvania Municipal Fund
                                             Oppenheimer  Principal  Protected  Main
Oppenheimer Champion Income Fund             Street Fund
                                             Oppenheimer  Principal  Protected  Main
Oppenheimer Convertible Securities Fund      Street Fund II
                                             Oppenheimer  Principal  Protected  Main
Oppenheimer Developing Markets Fund          Street Fund III
Oppenheimer Disciplined Allocation Fund      Oppenheimer Quest Balanced Value Fund
                                             Oppenheimer  Quest  Capital Value Fund,
Oppenheimer Discovery Fund                   Inc.
                                             Oppenheimer Quest  International  Value
Oppenheimer Emerging Growth Fund             Fund, Inc.
                                             Oppenheimer   Quest  Opportunity  Value
Oppenheimer Emerging Technologies Fund       Fund
Oppenheimer Enterprise Fund                  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Equity Fund, Inc.                Oppenheimer Real Asset Fund
Oppenheimer Global Fund                      Oppenheimer Real Estate Fund
                                             Oppenheimer      Rochester     National
Oppenheimer Global Opportunities Fund        Municipals
Oppenheimer Gold & Special Minerals Fund     Oppenheimer Select Value Fund
Oppenheimer Growth Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund                  Oppenheimer Small Cap Value Fund
Oppenheimer International Bond Fund          Oppenheimer Strategic Income Fund
Oppenheimer International Growth Fund        Oppenheimer Total Return Bond Fund
Oppenheimer International Small Company Fund Oppenheimer U.S. Government Trust
Oppenheimer International Value Fund         Oppenheimer Value Fund
Oppenheimer Limited Term California
Municipal Fund                               Limited-Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund     Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund
And the following money market funds:

Oppenheimer Cash Reserves                    Centennial Government Trust
Oppenheimer Money Market Fund, Inc.          Centennial Money Market Trust
Centennial America Fund, L. P.               Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust       Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.
Letters of Intent do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the
Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in
"Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.  Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of
Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

            The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a
Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the
Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter of
Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.
If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the
Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the
Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement that plan has $1 million or more in assets but less than
$5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the
Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares
(for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the
Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount greater than $100,000 to purchase Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class
A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B to this Statement of Additional
            Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
            Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the
            Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the
Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an
               OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender
               401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender
               401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.  General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account on or about the second business day of September.
      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
            Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
            Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.
                         ------------------------

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the
Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

      ?  Securities Valuation.  The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the Board of
               Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
            o  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.  If the
Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices at 4:00 P.M. Eastern Standard Time in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the
"bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order.  The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the
Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the
Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

      Automatic  Withdrawal  Plans.  Fund  shares  will be  redeemed  as  necessary  to meet withdrawal  payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested  dividends and capital gains  distributions  will be redeemed next, followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal payments.  Depending upon the amount  withdrawn,  the investor's  principal may be depleted.
Payments  made  under  these  plans  should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent.  The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent.
The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer
Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
    Oppenheimer AMT-Free Municipals        Oppenheimer New Jersey Municipal Fund
    Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal Fund
    Municipals
    Oppenheimer California Municipal Fund  Oppenheimer Principal Protected Main
                                           Street Fund II
    Oppenheimer International Value Fund   Oppenheimer Principal Protected Main
                                           Street Fund III
    Oppenheimer  Limited  Term  California Oppenheimer Rochester National Municipals
    Municipal Fund
    Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate Fund
    Fund
    Oppenheimer Money Market Fund, Inc.    Limited Term New York Municipal Fund
    Oppenheimer Municipal Bond Fund        Rochester Fund Municipals

      The following funds do not offer Class Y shares:
    Oppenheimer AMT-Free Municipals         Oppenheimer Limited Term Municipal Fund
    Oppenheimer AMT-Free New York           Oppenheimer New Jersey Municipal Fund
    Municipals
    Oppenheimer Balanced Fund               Oppenheimer Pennsylvania Municipal Fund
    Oppenheimer California Municipal Fund   Oppenheimer Principal Protected Main
                                            Street Fund
    Oppenheimer Capital Income Fund         Oppenheimer Principal Protected Main
                                            Street Fund II
    Oppenheimer Cash Reserves               Oppenheimer   Principal  Protected  Main
                                            Street Fund III
    Oppenheimer Champion Income Fund        Oppenheimer  Quest  Capital  Value Fund,
                                            Inc.
    Oppenheimer Convertible Securities Fund Oppenheimer  Quest  International  Value
                                            Fund, Inc.
    Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate Fund
    Oppenheimer Developing Markets Fund     Oppenheimer Small Cap Value Fund
    Oppenheimer Gold & Special Minerals     Oppenheimer Total Return Bond Fund
    Fund
    Oppenheimer International Growth Fund   Limited Term New York Municipal Fund
    Oppenheimer International Small         Rochester National Municipals
    Company Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of
      Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of
      Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer
      Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
   o  Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
   o        Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of
      Oppenheimer Principal Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanges at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Prinicpal Protected Main Street Fund III until after the expiration of the warranty period (12/6/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund Municipals
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class
A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital Preservation Fund
and Oppenheimer Senior Floating Rate Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital Preservation Fund
and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and
Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b)
plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing  Exchange  Requests.  Shares to be  exchanged  are  redeemed on the regular business  day  the  Transfer  Agent  receives  an  exchange  request  in  proper  form  (the
"Redemption  Date").  Normally,  shares  of the fund to be  acquired  are  purchased  on the
Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged  by an immediate  transfer of the redemption proceeds.  The Fund reserves the right,  in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple  exchange requests from a dealer might require the  disposition  of portfolio  securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and Automatic
Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional
Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the
Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional
Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by
December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the
Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund
(or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number
                                                   -------
or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of
Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the
                                                     ---
conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status.      If the foreign person fails to provide a certification
of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28%
on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and aAny tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as an Independent Registered
Public Accounting Firm for the Fund. It audits the Fund's financial statements and perform other related audit services.  It also acts as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates.
Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the
Audit Committee.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Growth Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP Denver, Colorado September 22, 2004 STATEMENT OF INVESTMENTS August 31, 2004 -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS--99.6% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--11.5% -------------------------------------------------------------------------------- AUTO COMPONENTS--0.0% Autoliv, Inc. 9,300 $ 392,925 -------------------------------------------------------------------------------- AUTOMOBILES--1.0% Harley-Davidson, Inc. 237,500 14,492,250 -------------------------------------------------------------------------------- INTERNET & CATALOG RETAIL--0.2% eBay, Inc. 1 30,300 2,622,162 -------------------------------------------------------------------------------- MEDIA--2.7% Clear Channel Communications, Inc. 378,500 12,683,535 -------------------------------------------------------------------------------- Comcast Corp., Cl. A 1 600,000 16,902,000 -------------------------------------------------------------------------------- Cox Communications, Inc., Cl. A 1 266,100 8,744,046 --------------- 38,329,581 -------------------------------------------------------------------------------- MULTILINE RETAIL--2.6% Kohl's Corp. 1 270,500 13,384,340 -------------------------------------------------------------------------------- Target Corp. 540,000 24,073,200 --------------- 37,457,540 -------------------------------------------------------------------------------- SPECIALTY RETAIL--4.3% Chico's FAS, Inc. 1 124,300 5,083,870 -------------------------------------------------------------------------------- Gap, Inc. (The) 630,000 11,806,200 -------------------------------------------------------------------------------- Home Depot, Inc. 396,500 14,496,040 -------------------------------------------------------------------------------- Staples, Inc. 1,075,000 30,831,000 --------------- 62,217,110 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--0.7% Polo Ralph Lauren Corp. 264,800 9,673,144 -------------------------------------------------------------------------------- CONSUMER STAPLES--9.2% -------------------------------------------------------------------------------- BEVERAGES--3.0% Coca-Cola Co. (The) 313,800 14,029,998 -------------------------------------------------------------------------------- PepsiCo, Inc. 583,600 29,180,000 --------------- 43,209,998 -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--3.2% Sysco Corp. 195,730 6,290,762 -------------------------------------------------------------------------------- Wal-Mart Stores, Inc. 538,300 28,352,261 -------------------------------------------------------------------------------- Walgreen Co. 300,000 10,935,000 --------------- 45,578,023 -------------------------------------------------------------------------------- PERSONAL PRODUCTS--3.0% Avon Products, Inc. 575,600 25,430,008 -------------------------------------------------------------------------------- Estee Lauder Cos., Inc. (The), Cl. A 405,000 17,799,750 --------------- 43,229,758 -------------------------------------------------------------------------------- ENERGY--4.6% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--2.5% BJ Services Co. 1 385,000 18,499,250 -------------------------------------------------------------------------------- Schlumberger Ltd. 295,200 18,243,360 --------------- 36,742,610 -------------------------------------------------------------------------------- OIL & GAS--2.1% Apache Corp. 327,100 14,618,099 -------------------------------------------------------------------------------- Noble Energy, Inc. 296,500 15,263,820 --------------- 29,881,919 -------------------------------------------------------------------------------- FINANCIALS--7.8% -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--4.2% American Express Co. 863,000 43,167,260 -------------------------------------------------------------------------------- Citigroup, Inc. 7,100 330,718 -------------------------------------------------------------------------------- Morgan Stanley 335,000 16,994,550 --------------- 60,492,528 -------------------------------------------------------------------------------- INSURANCE--3.6% AFLAC, Inc. 454,600 18,229,460 -------------------------------------------------------------------------------- American International Group, Inc. 471,500 33,589,660 --------------- 51,819,120 -------------------------------------------------------------------------------- HEALTH CARE--22.2% -------------------------------------------------------------------------------- BIOTECHNOLOGY--9.3% Amgen, Inc. 1 861,700 51,090,193 -------------------------------------------------------------------------------- Celgene Corp. 1 21,800 1,237,150 -------------------------------------------------------------------------------- Genentech, Inc. 1 590,000 28,780,200 -------------------------------------------------------------------------------- Genzyme Corp. (General Division) 1 330,000 17,820,000 -------------------------------------------------------------------------------- Gilead Sciences, Inc. 1 440,000 30,417,200 -------------------------------------------------------------------------------- MedImmune, Inc. 1 193,200 4,611,684 --------------- 133,956,427 21 | OPPENHEIMER GROWTH FUND STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--5.3% Boston Scientific Corp. 1 931,700 $ 33,289,641 -------------------------------------------------------------------------------- Stryker Corp. 340,000 15,402,000 -------------------------------------------------------------------------------- Varian Medical Systems, Inc. 1 830,000 27,514,500 --------------- 76,206,141 -------------------------------------------------------------------------------- PHARMACEUTICALS--7.6% Elan Corp. plc, ADR 1 800,000 18,104,000 -------------------------------------------------------------------------------- Eli Lilly & Co. 347,200 22,029,840 -------------------------------------------------------------------------------- Johnson & Johnson 189,300 10,998,330 -------------------------------------------------------------------------------- Pfizer, Inc. 1,600,000 52,272,000 -------------------------------------------------------------------------------- Teva Pharmaceutical Industries Ltd., Sponsored ADR 240,000 6,540,000 --------------- 109,944,170 -------------------------------------------------------------------------------- INDUSTRIALS--8.8% -------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS--1.2% Expeditors International of Washington, Inc. 194,200 9,473,076 -------------------------------------------------------------------------------- FedEx Corp. 100,000 8,199,000 --------------- 17,672,076 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--1.4% Apollo Group, Inc., Cl. A 1 129,100 10,069,800 -------------------------------------------------------------------------------- Monster Worldwide, Inc. 1 520,000 10,519,600 --------------- 20,589,400 -------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--6.2% General Electric Co. 2,200,000 72,138,000 -------------------------------------------------------------------------------- Tyco International Ltd. 532,900 16,690,428 --------------- 88,828,428 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--35.5% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--5.9% Cisco Systems, Inc. 1 2,011,500 37,735,740 -------------------------------------------------------------------------------- Corning, Inc. 1 1,373,900 13,903,868 -------------------------------------------------------------------------------- Nortel Networks Corp. 1 2,549,200 9,584,992 -------------------------------------------------------------------------------- Telefonaktiebolaget LM Ericsson, Sponsored ADR 1 850,000 22,984,000 --------------- 84,208,600 -------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--5.3% Dell, Inc. 1 621,800 21,663,512 -------------------------------------------------------------------------------- EMC Corp. 1 2,714,800 29,238,396 -------------------------------------------------------------------------------- International Business Machines Corp. 218,100 18,470,889 -------------------------------------------------------------------------------- Sun Microsystems, Inc. 1 1,967,100 7,553,664 --------------- 76,926,461 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2% Agilent Technologies, Inc. 1 500,000 10,250,000 -------------------------------------------------------------------------------- AU Optronics Corp., ADR 602,600 7,466,214 --------------- 17,716,214 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.6% Opsware, Inc. 1 1,273,400 8,022,420 -------------------------------------------------------------------------------- Yahoo!, Inc. 1 6,900 196,719 --------------- 8,219,139 -------------------------------------------------------------------------------- IT SERVICES--2.4% Accenture Ltd., Cl. A 1 873,100 22,787,910 -------------------------------------------------------------------------------- NAVTEQ Corp. 1 339,400 11,159,472 --------------- 33,947,382 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.5% ASML Holding NV 1 743,500 9,620,890 -------------------------------------------------------------------------------- Broadcom Corp., Cl. A 1 372,500 10,109,650 -------------------------------------------------------------------------------- Intel Corp. 1,839,000 39,152,310 -------------------------------------------------------------------------------- International Rectifier Corp. 1 250,000 8,215,000 -------------------------------------------------------------------------------- Marvell Technology Group Ltd. 1 490,000 11,328,800 22 | OPPENHEIMER GROWTH FUND VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued Silicon Laboratories, Inc. 1 451,600 $ 14,807,964 -------------------------------------------------------------------------------- Texas Instruments, Inc. 14,800 289,192 --------------- 93,523,806 -------------------------------------------------------------------------------- SOFTWARE--13.6% Adobe Systems, Inc. 167,700 7,692,399 -------------------------------------------------------------------------------- Computer Associates International, Inc. 715,500 17,329,410 -------------------------------------------------------------------------------- Mercury Interactive Corp. 1 356,300 12,295,913 -------------------------------------------------------------------------------- Microsoft Corp. 2,710,800 74,004,840 -------------------------------------------------------------------------------- Novell, Inc. 1 1,064,000 6,277,600 -------------------------------------------------------------------------------- Red Hat, Inc. 1 562,200 6,892,572 -------------------------------------------------------------------------------- SAP AG, Sponsored ADR 537,700 19,604,542 -------------------------------------------------------------------------------- Siebel Systems, Inc. 1 1,305,800 9,937,138 -------------------------------------------------------------------------------- Symantec Corp. 1 555,400 26,636,984 -------------------------------------------------------------------------------- Veritas Software Corp. 1 900,100 15,049,672 --------------- 195,721,070 --------------- Total Common Stocks (Cost $1,416,768,271) 1,433,597,982 DATE STRIKE CONTRACTS -------------------------------------------------------------------------------- OPTIONS PURCHASED--0.0% -------------------------------------------------------------------------------- EMC Corp. Put (Cost $388,425) 9/20/04 $ 10 17,679 353,580 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--0.0% --------------------------------------------------------------------------------

Undivided interest of 0.02% in joint repurchase agreement (Principal Amount/ Value $695,366,000, with a maturity value of $695,396,133) with UBS Warburg LLC, 1.56%, dated 8/31/04, to be repurchased at $141,006 on 9/1/04, collateralized by Federal National Mortgage Assn., 5%, 3/1/34, with a value of $710,873,503 (Cost $141,000) $ 141,000 141,000

-------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $1,417,297,696) 99.6% 1,434,092,562 -------------------------------------------------------------------------------- OTHER ASSETS NET OF LIABILITIES 0.4 5,455,532 ----------------------------- NET ASSETS 100.0% $ 1,439,548,094 ============================= FOOTNOTE TO STATEMENT OF INVESTMENTS 1. Non-income producing security. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 23 | OPPENHEIMER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2004 --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------
Investments, at value (cost $1,417,297,696)--see accompanying statement
of investments                                                            $ 1,434,092,562
------------------------------------------------------------------------------------------
Cash                                                                              750,180
------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                               20,886,744
Interest and dividends                                                          1,247,319
Shares of beneficial interest sold                                                645,979
Other                                                                              43,004
                                                                          ----------------
Total assets                                                                1,457,665,788

------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          13,873,648
Shares of beneficial interest redeemed                                          2,401,847
Distribution and service plan fees                                                563,293
Trustees' compensation                                                            465,928
Transfer and shareholder servicing agent fees                                     383,402
Shareholder communications                                                        332,551
Other                                                                              97,025
                                                                          ----------------
Total liabilities                                                              18,117,694

------------------------------------------------------------------------------------------
NET ASSETS                                                                $ 1,439,548,094
                                                                          ----------------

------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                $        58,864
------------------------------------------------------------------------------------------
Additional paid-in capital                                                  2,090,136,802
------------------------------------------------------------------------------------------
Accumulated net investment loss                                                  (457,780)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                 (666,984,657)
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                     16,794,865
                                                                          ----------------
NET ASSETS                                                                $ 1,439,548,094
                                                                          ================
24 | OPPENHEIMER GROWTH FUND

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,074,311,691 and 43,288,133 shares of beneficial interest outstanding)                          $ 24.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 26.33
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $212,774,256 and
9,257,844 shares of beneficial interest outstanding)                                              $ 22.98
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,459,037 and
3,227,994 shares of beneficial interest outstanding)                                              $ 23.38
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,998,340 and
525,272 shares of beneficial interest outstanding)                                                $ 24.75
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $64,004,770 and 2,565,064 shares of beneficial interest outstanding)                    $ 24.95
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 25 | OPPENHEIMER GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- INVESTMENT INCOME -------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $39,422) $ 9,252,828 -------------------------------------------------------------------------------- Interest 199,975 --------------- Total investment income 9,452,803 -------------------------------------------------------------------------------- EXPENSES -------------------------------------------------------------------------------- Management fees 10,409,779 --------------------------------------------------------------------------------

Distribution and service plan fees:

Class A 2,730,726 Class B 2,543,854 Class C 831,159 Class N 59,833 --------------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 3,227,988 Class B 1,234,516 Class C 373,135 Class N 62,400 Class Y 230,587 -------------------------------------------------------------------------------- Shareholder communications: Class A 165,754 Class B 193,241 Class C 31,425 Class N 1,529 -------------------------------------------------------------------------------- Trustees' compensation 78,563 -------------------------------------------------------------------------------- Custodian fees and expenses 23,986 -------------------------------------------------------------------------------- Other 174,810 --------------- Total expenses 22,373,285 Less reduction to custodian expenses (1,376) Less payments and waivers of expenses (492,107) --------------- Net expenses 21,879,802 -------------------------------------------------------------------------------- NET INVESTMENT LOSS (12,426,999) -------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) -------------------------------------------------------------------------------- Net realized gain on: Investments 211,581,741 Net increase from payment by affiliate 417,397 --------------- Net realized gain 211,999,138 -------------------------------------------------------------------------------- Net change in unrealized appreciation on investments (245,925,191) -------------------------------------------------------------------------------- NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS $ (46,353,052) =============== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS 26 | OPPENHEIMER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                        2004              2003
----------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment loss                                               $   (12,426,999)  $   (13,287,123)
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              211,999,138      (203,565,467)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 (245,925,191)      293,432,431
                                                                  ----------------------------------
Net increase (decrease) in net assets resulting from operations       (46,353,052)       76,579,841

----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                               (58,098,836)      (66,779,155)
Class B                                                               (50,353,104)      (56,820,589)
Class C                                                                 1,009,300        (1,142,158)
Class N                                                                 5,813,503         4,873,766
Class Y                                                                  (246,732)       (3,927,695)

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Total decrease                                                       (148,228,921)      (47,215,990)
----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,587,777,015     1,634,993,005
                                                                  ----------------------------------
End of period (including accumulated net investment loss of
$457,780 and $411,119, respectively)                              $ 1,439,548,094   $ 1,587,777,015
                                                                  ==================================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 27 | OPPENHEIMER GROWTH FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A    YEAR ENDED AUGUST 31,                   2004              2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     25.57       $     24.19     $     29.20     $     62.31     $     39.77
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.14)             (.15)           (.13)            .18            (.02)
Net realized and unrealized gain (loss)            (.61)             1.53           (4.74)         (30.05)          25.42
                                            --------------------------------------------------------------------------------
Total from investment operations                   (.75)             1.38           (4.87)         (29.87)          25.40
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                 --                --            (.14)             --            (.03)
Distributions from net realized gain                 --                --              --           (3.24)          (2.83)
                                            --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      --                --            (.14)          (3.24)          (2.86)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     24.82       $     25.57     $     24.19     $     29.20     $     62.31
                                            ================================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                (2.93)%            5.70%         (16.77)%        (49.87)%         67.10%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 1,074,312       $ 1,165,627     $ 1,173,027     $ 1,553,066     $ 3,176,435
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 1,178,435       $ 1,095,830     $ 1,430,735     $ 2,149,795     $ 2,390,125
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                      (0.59)%           (0.69)%         (0.54)%          0.45%          (0.01)%
Total expenses                                     1.18% 3,4         1.22% 3         1.31% 3         1.06% 3         1.01% 3
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             104%               82%             60%             92%             49%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 28 | OPPENHEIMER GROWTH FUND

CLASS B    YEAR ENDED AUGUST 31,            2004         2003         2002           2001         2000
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $   23.90    $   22.80    $   27.60      $   59.55    $   38.37
--------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                         (.71)        (.58)        (.54)          (.10)        (.21)
Net realized and unrealized gain
(loss)                                      (.21)        1.68        (4.26)        (28.61)       24.22
                                       -----------------------------------------------------------------
Total from investment operations            (.92)        1.10        (4.80)        (28.71)       24.01
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --           --           --             --           --
Distributions from net realized gain          --           --           --          (3.24)       (2.83)
                                       -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                               --           --           --          (3.24)       (2.83)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period         $   22.98    $   23.90    $   22.80      $   27.60    $   59.55
                                       =================================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1         (3.85)%       4.83%      (17.39)%       (50.26)%      65.82%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 212,774    $ 270,715    $ 317,725      $ 483,298    $ 996,000
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 254,295    $ 276,668    $ 415,965      $ 692,159    $ 676,485
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                        (1.51)%      (1.52)%      (1.30)%        (0.31)%      (0.78)%
Total expenses                              2.24%        2.29%        2.08%          1.83%        1.78%
Expenses after payments and waivers
and reduction to custodian expenses         2.11%        2.06%         N/A 3,4        N/A 4        N/A 4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      104%          82%          60%            92%          49%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Voluntary waiver of transfer agent fees less than 0.01%. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 29 | OPPENHEIMER GROWTH FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS C    YEAR ENDED AUGUST 31,           2004        2003        2002           2001         2000
-----------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  24.30    $  23.18    $  28.06      $   60.48    $   38.92
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                        (.37)       (.36)       (.43)          (.04)        (.09)
Net realized and unrealized gain
(loss)                                     (.55)       1.48       (4.45)        (29.14)       24.48
                                       --------------------------------------------------------------
Total from investment operations           (.92)       1.12       (4.88)        (29.18)       24.39
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income         --          --          --             --           --
Distributions from net realized gain         --          --          --          (3.24)       (2.83)
                                       --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              --          --          --          (3.24)       (2.83)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period         $  23.38    $  24.30    $  23.18      $   28.06    $   60.48
                                       ==============================================================

-----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1        (3.79)%      4.83%     (17.39)%       (50.26)%      65.87%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 75,459    $ 77,548    $ 75,229      $ 102,144    $ 176,150
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 83,103    $ 72,165    $ 93,082      $ 133,823    $ 103,076
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                       (1.47)%     (1.52)%     (1.31)%        (0.32)%      (0.77)%
Total expenses                             2.16%       2.22%       2.08%          1.84%        1.78%
Expenses after payments and waivers
and reduction to custodian expenses        2.07%       2.06%        N/A 3,4        N/A 4        N/A 4
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                     104%         82%         60%            92%          49%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Voluntary waiver of transfer agent fees less than 0.01%. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 30 | OPPENHEIMER GROWTH FUND

CLASS N    YEAR ENDED AUGUST 31,                      2004       2003       2002        2001 1
------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  25.59    $ 23.99    $  29.13      $ 35.39
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.27)      (.04)       (.13) 2      (.01)
Net realized and unrealized gain (loss)               (.57)      1.64       (4.78) 2     (6.25)
                                                  ----------------------------------------------
Total from investment operations                      (.84)      1.60       (4.91)       (6.26)
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --         --        (.23)          --
Distributions from net realized gain                    --         --          --           --
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                         --         --        (.23)          --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  24.75    $ 25.59    $  23.99      $ 29.13
                                                  ==============================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   (3.28)%     6.67%     (17.00)%     (17.69)%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,998    $ 7,766    $  2,243      $   274
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 11,987    $ 5,016    $  1,623      $    70
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (0.94)%    (0.39)%     (0.90)%      (0.33)%
Total expenses                                        1.70%      1.33%       1.57%        1.40%
Expenses after payments and waivers
and reduction to custodian expenses                   1.53%      1.23%        N/A 5,6      N/A 6
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                104%        82%         60%          92%
1. For the period from March 1, 2001 (inception of offering) to August 31, 2001. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Voluntary waiver of transfer agent fees less than 0.01%. 6. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 31 | OPPENHEIMER GROWTH FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS Y    YEAR ENDED AUGUST 31,           2004        2003        2002         2001         2000
---------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  25.66    $  24.24    $  29.27    $   62.33    $   39.76
---------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)               (.10)       (.12)       (.06)         .28          .16
Net realized and unrealized gain
(loss)                                     (.61)       1.54       (4.73)      (30.10)       25.37
                                       ------------------------------------------------------------
Total from investment operations           (.71)       1.42       (4.79)      (29.82)       25.53
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income         --          --        (.24)          --         (.13)
Distributions from net realized gain         --          --          --        (3.24)       (2.83)
                                       ------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              --          --        (.24)       (3.24)       (2.96)
---------------------------------------------------------------------------------------------------
Net asset value, end of period         $  24.95    $  25.66    $  24.24    $   29.27    $   62.33
                                       ============================================================

---------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1        (2.77)%      5.86%     (16.50)%     (49.77)%      67.56%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 64,005    $ 66,121    $ 66,769    $  88,284    $ 191,267
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 68,569    $ 61,965    $ 81,127    $ 124,168    $ 134,650
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)              (0.40)%     (0.55)%     (0.25)%       0.67%        0.27%
Total expenses                             1.01%       1.17%       1.13%        0.86%        0.73%
Expenses after payments and waivers
and reduction to custodian expenses         N/A 3      1.08%       1.02%         N/A 3        N/A 3
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                     104%         82%         60%          92%          49%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 32 | OPPENHEIMER GROWTH FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with

33 | OPPENHEIMER GROWTH FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The Fund’s accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments 34 | OPPENHEIMER GROWTH FUND

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                          NET UNREALIZED
                                                                            APPRECIATION
           UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED               BASED ON COST OF
           NET INVESTMENT       LONG-TERM            LOSS         SECURITIES FOR FEDERAL
           INCOME                    GAIN    CARRYFORWARD 1,2,3      INCOME TAX PURPOSES
           -----------------------------------------------------------------------------

           $--                       $--     $662,870,343                    $12,584,848
1. As of August 31, 2004, the Fund had $662,870,343 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING -------------------------- 2010 $ 340,711,507 2011 322,158,836 a --------------- Total $ 662,870,343 =============== a. Includes $95,764 of capital loss carryforwards acquired in the November 6, 2003 merger of Oppenheimer Select Managers-Mercury Advisors Focus Growth Fund. 2. During the fiscal year ended August 31, 2004, the Fund utilized $104,426,196 of capital loss carryforward to offset capital gains realized in that fiscal year. b,c,d b. Includes $628,445 of capital loss carryforwards acquired in the October 16, 2003 merger of Oppenheimer Select Managers-Jennison Growth Fund. c. Includes $1,489,835 of capital loss carryforwards acquired in the September 18, 2003 merger of Oppenheimer Trinity Large Cap Growth Fund. d. Includes $339,688 of capital loss carryforwards acquired in the October 12, 2001 merger of Oppenheimer Trinity Growth Fund into Oppenheimer Trinity Large Cap Growth Fund. 3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the Fund were unaffected by the reclassifications. INCREASE TO REDUCTION TO ACCUMULATED NET REDUCTION TO ACCUMULATED NET REALIZED LOSS PAID-IN CAPITAL INVESTMENT LOSS ON INVESTMENTS --------------------------------------------------- $9,499,359 $12,380,338 $2,880,979 No distributions were paid during the years ended August 31, 2004 and August 31, 2003. 35 | OPPENHEIMER GROWTH FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 1,421,507,714 ================ Gross unrealized appreciation $ 123,479,319 Gross unrealized depreciation (110,894,471) ---------------- Net unrealized appreciation $ 12,584,848 ================ -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2004, the Fund's projected benefit obligations were increased by $32,282 and payments of $24,789 were made to retired trustees, resulting in an accumulated liability of $418,678 as of August 31, 2004. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. 36 | OPPENHEIMER GROWTH FUND -------------------------------------------------------------------------------- EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2004     YEAR ENDED AUGUST 31, 2003
                               SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------

CLASS A
Sold                        7,640,372   $  200,447,005     7,473,993   $  175,173,916
Acquisition--Note 5         1,087,441       28,622,869            --               --
Redeemed                  (11,017,595)    (287,168,710)  (10,385,203)    (241,953,071)
                          ------------------------------------------------------------
Net decrease               (2,289,782)  $  (58,098,836)   (2,911,210)  $  (66,779,155)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS B
Sold                        2,214,980   $   53,994,622     2,646,013   $   58,067,246
Acquisition--Note 5           690,353       16,977,089            --               --
Redeemed                   (4,973,427)    (121,324,815)   (5,257,802)    (114,887,835)
                          ------------------------------------------------------------
Net decrease               (2,068,094)  $  (50,353,104)   (2,611,789)  $  (56,820,589)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS C
Sold                          886,442   $   21,970,173     1,014,973   $   22,640,168
Acquisition--Note 5           399,809        9,988,803            --               --
Redeemed                   (1,249,401)     (30,949,676)   (1,069,585)     (23,782,326)
                          ------------------------------------------------------------
Net increase (decrease)        36,850   $    1,009,300       (54,612)  $   (1,142,158)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS N
Sold                          280,601   $    7,342,742       286,041   $    6,661,490
Acquisition--Note 5           118,019        3,107,869            --               --
Redeemed                     (176,804)      (4,637,108)      (76,061)      (1,787,724)
                          ------------------------------------------------------------
Net increase                  221,816   $    5,813,503       209,980   $    4,873,766
                          ============================================================

--------------------------------------------------------------------------------------
CLASS Y
Sold                          906,908   $   23,931,916       859,150   $   20,232,976
Acquisition--Note 5             7,946          209,931            --               --
Redeemed                     (926,259)     (24,388,579)   (1,037,240)     (24,160,671)
                          ------------------------------------------------------------
Net decrease                  (11,405)  $     (246,732)     (178,090)  $   (3,927,695)
                          ============================================================
37 | OPPENHEIMER GROWTH FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were $1,624,232,652 and $1,676,782,625, respectively.

-------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2004, the Fund paid $4,651,995 to OFS for services to the Fund.

        Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

-------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. --------------------------------------------------------------------------------

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or

38 | OPPENHEIMER GROWTH FUND

by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $11,061,923, $2,331,100 and $765,271, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A         CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------

August 31, 2004        $670,536          $14,124        $612,923         $31,656          $7,751
--------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund’s Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $417,397, an amount equivalent to certain of such commissions incurred in prior years.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $60,035, $333,120, $78,937 and $20,015 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- 5. ACQUISITIONS OF OPPENHEIMER TRINITY LARGE CAP GROWTH FUND, OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND AND OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

OPPENHEIMER TRINITY LARGE CAP GROWTH FUND. On September 18, 2003, the Fund acquired all of the net assets of Oppenheimer Trinity Large Cap Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Trinity Large Cap Growth Fund shareholders on September 12, 2003. The Fund issued (at an exchange ratio of 0.278140 for Class A, 0.286919 for Class B, 0.282206 for Class C, 0.275754 for Class N and 0.284252 for Class Y of the Fund to one share of Oppenheimer Growth Fund), 765,450; 581,877; 238,637; 23,681 and 7,906 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $20,154,303,

39 | OPPENHEIMER GROWTH FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 5. ACQUISITIONS OF OPPENHEIMER TRINITY LARGE CAP GROWTH FUND, OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND AND OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND Continued

$14,314,163, $5,968,305, $623,763 and $208,876 in exchange for the net assets, resulting in combined Class A net assets of $1,220,006,160, Class B net assets of $287,085,907, Class C net assets of $85,655,039, Class N net assets of $8,789,832 and Class Y net assets of $68,519,811 on September 18, 2003. The net assets acquired included net unrealized appreciation of $886,399 and unused capital loss carryforward of $15,721,086 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------

OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND. On October 16, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Jennison Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Jennison Growth Fund shareholders on October 10, 2003. The Fund issued (at an exchange ratio of 0.278982 for Class A, 0.292653 for Class B, 0.287686 for Class C, 0.276624 for Class N and 0.279527 for Class Y of the Fund to one share of Oppenheimer Growth Fund), 276,588; 92,068; 130,475; 89,456 and 28 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $7,288,099, $2,264,865, $3,263,187, $2,357,167 and $739 in exchange for the net assets, resulting in combined Class A net assets of $1,209,081,297, Class B net assets of $279,669,909, Class C net assets of $86,527,169, Class N net assets of $11,395,753 and Class Y net assets of $68,059,567 on October 16, 2003. The net assets acquired included net unrealized appreciation of $2,184,227 and unused capital loss carryforward of $3,197,163 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------

OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND. On November 6, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Mercury Advisors Focus Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Mercury Advisors Focus Growth Fund shareholders on October 31, 2003. The Fund issued (at an exchange ratio of 0.120563 for Class A, 0.126778 for Class B, 0.124573 for Class C, 0.120102 for Class N and 0.121154 for Class Y of the Fund to one share of Oppenheimer Growth Fund), 45,403; 16,408; 30,697; 4,882 and 12 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $1,180,467, $398,061, $757,311, $126,939 and $316 in exchange for the net assets, resulting in combined Class A net assets of $1,187,485,864, Class B net assets of $269,157,589, Class C net assets of $86,380,114, Class N net assets of $11,400,709 and Class Y net assets of $67,635,520 on November 6, 2003. The net assets acquired included net unrealized appreciation of $201,568 and unused capital loss carryforward of $1,186,539 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

40 | OPPENHEIMER GROWTH FUND -------------------------------------------------------------------------------- 6. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) including this Fund, and nine directors/ trustees of certain of the Funds (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

        OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

41 | OPPENHEIMER GROWTH FUND

                                         Appendix A

--------------------------------------------------------------------------------------------
                           Industry Classifications
--------------------------------------------------------------------------------------------
Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                          B-B-B-18

                                         Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares4 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.5  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan"
refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans6
         4) Group Retirement Plans7
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."8 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the
         Distributor.

|-|

      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      |_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors)
         whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.9
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.

         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.10
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.        Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

|-|

      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
      |_|   Distributions11 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.12
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.13
         9) On account of the participant's separation from service.14
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.

---------------------------------------------------------------------------------------------
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
                       Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
VI.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who
               Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.

VII.      Special Reduced Sales Charge for Former Shareholders of Advance America Funds,
                                               Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VIII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible
                                         Securities Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|-|

      the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the
         Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Growth Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center,
      225 Liberty Street - 11th Floor,
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center,
      225 Liberty Street - 11th Floor,
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019-5820

1234

PX270.001.1004.rev0205

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1 Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed).  In addition, the Fund may borrow from affiliated funds as described above.  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
2 Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed).  In addition, the Fund may borrow from affiliated funds as described above.  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

                                                            3 Ms. Miller was elected as a Trustee to the Board I funds effective August 13, 2004.

4 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
5 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares.
6 An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
7 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs,
SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
8 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
9 This provision does not apply to IRAs.
10 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
11 The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
12 This provision does not apply to IRAs.
13 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
14 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.